UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT No. 5

TO

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 30, 2022 (November 17, 2021)

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5444 Westheimer Road, Houston, Texas	77056
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

This Amendment No. 5 to Current Report on Form 8-K amends the Current Report on Form 8-K filed on November 23, 2021, Amendment No. 1 to Current Report filed on December 14, 2021, Amendment No. 2  to Current Report on Form 8-K filed on April 4, 2022, Amendment No. 3 to Current Report on Form 8-K filed on May 10, 2022, and Amendment No. 4 to Current Report on Form 8-K filed on December 5, 2022 (the “Prior Filings”). The following is only a summary description and is qualified in its entirety by reference to the full text of such agreements filed as Exhibits hereto and in the Prior Filings. Capitalized terms used herein, but not otherwise defined, shall have the respective meanings ascribed thereto in the Exhibits hereto and in the Prior Filings. The terms of such Exhibits shall control in the event of any inconsistencies with the summary description set forth below.

    On December 30 2022, we entered into the following agreements and understandings with the sellers of FLP related to the Notes:

●	OIG to pay $15,000,000 on or before April 1, 2023; and
●	OIG to pay the balance on or before May 31, 2023.

   The Notes bear a simple interest rate of 6% and allow OIG to make prepayments.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Amendment to Amended and Restated Unsecured Promissory Note between Orbital Infrastructure Group, Inc. f/k/a (Orbital Energy Group, Inc.) and Kurt A. Johnson Jr.
99.2	Amendment to Amended and Restated Unsecured Promissory Note between Orbital Infrastructure Group, Inc. f/k/a (Orbital Energy Group, Inc.) and Tidal Power Group LLC
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 3rd day of January, 2023.

Orbital Infrastructure Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer